UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 02, 2024

GRIID Infrastructure Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39872	85-3477678
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2577 Duck Creek Road
Cincinnati, Ohio		45212
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 513 268-6185

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	GRDI	Nasdaq Global Market
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	GRDI-W	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 2, 2024, GRIID Infrastructure Inc. (“GRIID”), CleanSpark, Inc. (“CleanSpark”), and the other loan parties from time to time party thereto, amended and restated that certain Credit Agreement, dated June 26, 2024 (the “Existing Credit Agreement” and, as amended and restated, the “Credit Agreement”) under which CleanSpark initially provided a term loan of $55,918,638.68 to GRIID, to include a new delayed draw term loan facility of $40,000,000 (the “Delayed Draw Facility”), which amounts GRIID is permitted to request pursuant to the terms of the Credit Agreement and use solely for certain purposes as set forth in the Credit Agreement. Pursuant to the Credit Agreement, $5,000,000 of the Delayed Draw Facility was borrowed on August 5, 2024, and any amounts borrowed and repaid prior to the maturity date cannot be reborrowed.

The maturity date of all loans under the Credit Agreement is June 26, 2025, or 90 days following the termination of that certain Agreement and Plan of Merger, dated June 26, 2024, by and among CleanSpark, Tron Merger Sub, Inc. and GRIID (subject to certain exceptions as set forth in the Credit Agreement). On the maturity date, the principal and any accrued but unpaid interest must be paid. The loans under the Credit Agreement bear interest at a rate of 8.5% per annum and the Credit Agreement contains customary representations, warranties, covenants, and events of default for a deal of this type.

The foregoing description of the Credit Agreement is only a summary and does not purport to be complete and is qualified in its entirety by reference to the full text of the Credit Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

The following exhibits are being filed herewith:

(d) Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of June 26, 2024, by and among GRIID Infrastructure, Inc., CleanSpark, Inc. and Tron Merger Sub Corp.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRIID INFRASTRUCTURE INC.

Date:	August 6, 2024	By:	/s/ Allan J. Wallander
Allan J. Wallander Chief Financial Officer